                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 17, 2002
                                                           ------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
              New Jersey                              333-56865                             11-2735914
              ----------                              ---------                             ----------

    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                            08401
-----------------------------                                                        -----

(Address of Principal Executive Offices)                                             (Zip Code)
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       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

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
              New Jersey                               1-09029                              11-2739203
              ----------                               -------                              ----------

    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                            08401
-----------------------------                                                        -----

(Address of Principal Executive Offices)                                             (Zip Code)
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       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                         TRUMP'S CASTLE ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
              New Jersey                             33-68038-01                            22-2608426
              ----------                             -----------                            ----------

    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                            08401
-----------------------------                                                        -----

(Address of Principal Executive Offices)                                             (Zip Code)
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       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

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Item 5. Other Events.

        Filed as an exhibit hereto is a News Release, dated May 17, 2002, issued by Trump Hotels & Casino Resorts, Inc.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

----------------- --------------------------------------------------------------

 Exhibit No.       Description
 -----------       -----------
 99.1              News Release, dated May 17, 2002, of Trump Hotels & Casino
                   Resorts, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRUMP'S CASTLE HOTEL & CASINO, INC.

Date: May 17, 2002                 By: /S/ JOHN P. BURKE
                                       -----------------
                                   Name:    John P. Burke
                                   Title:   Vice President and Treasurer

                                   TRUMP'S CASTLE FUNDING, INC.

Date: May 17, 2002                 By: /S/ JOHN P. BURKE
                                       -----------------
                                   Name:    John P. Burke
                                   Title:   Vice President and Treasurer

                                   TRUMP'S CASTLE ASSOCIATES, L.P.
                                   By: Trump's Castle Hotel & Casino, Inc., Its General Partner

Date: May 17, 2002                 By: /S/ JOHN P. BURKE
                                       -----------------
                                   Name:    John P. Burke
                                   Title:   Vice President and Treasurer

                                  EXHIBIT INDEX

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
Exhibit No.    Description                                                                     Page No.
-----------    -----------                                                                     --------
99.1           News Release, dated May 17, 2002, of Trump Hotels & Casino Resorts, Inc.

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